UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

23 Bradford Street

Concord, MA 01742

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 9, 2026, Aldeyra Therapeutics, Inc. (“Aldeyra” or the “Company”) announced that the Company has formally requested that the Division of Ophthalmology (the “DO”) of the U.S. Food and Drug Administration (the “FDA”) submit a review jurisdiction request to the FDA’s Office of New Drugs (the “OND”) recommending that review of the Company’s Investigational New Drug application (the “IND”) for ADX-2191 for the treatment of primary vitreoretinal lymphoma (“PVRL”) be transferred to the FDA’s Division of Hematologic Malignancies 2 (“DHM2”). Aldeyra made this request because lymphoma reviews are typically conducted by DHM2, which maintains expertise in local and systemic manifestations of hematogenous cancers. In connection with this request, Aldeyra notified the FDA that it had withdrawn the Special Protocol Assessment (the “SPA”) protocol for ADX-2191 for the treatment of PVRL, which the DO had previously reviewed and agreed to. The submission of the review jurisdiction request is within the DO’s control, and any decision on the request is within the FDA’s discretion. While the jurisdictional request is pending, the Company does not expect to initiate the clinical trial contemplated by the SPA.

The following risk factor supplements, and should be read together with, the risk factors previously disclosed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026; June 30, 2026; and September 30, 2026.

We have requested that review of our Investigational New Drug application (the “IND”) for ADX-2191 in primary vitreoretinal lymphoma be transferred to a different U.S. Food and Drug Administration (the “FDA”) review division, and we have withdrawn our Special Protocol Assessment (“SPA”) protocol for the planned clinical trial. As a result, the regulatory path for ADX-2191 in this indication is uncertain, may be significantly delayed, and may not lead to approval, and these actions could adversely affect our interactions with the FDA on our other programs, including reproxalap.

In June 2023, we received a Complete Response Letter for our New Drug Application (“NDA”) for ADX-2191 for the treatment of primary vitreoretinal lymphoma (“PVRL”), which stated that there was a lack of substantial evidence of effectiveness due to a lack of adequate and well-controlled investigations. We subsequently reached agreement with the Division of Ophthalmology (the “DO”) of the FDA under a SPA on the design and planned analysis of a clinical trial intended to support a resubmission of the NDA.

On November 9, 2026, we announced that we requested that the DO submit a review jurisdiction request to the FDA’s Office of New Drugs (“OND”) recommending that review of the ADX-2191 IND be transferred to the Division of Hematologic Malignancies 2 (“DHM2”). In connection with this request, we notified the FDA that we had withdrawn the SPA protocol, and we will no longer have the benefit of the DO’s agreement on the design and planned analysis of the trial. The submission of the request is within the DO’s control, and the decision is within the FDA’s discretion. We cannot predict whether or when the DO will submit the request, what the DO will recommend, or whether or when the OND will make a decision. The OND may deny the request or transfer the IND to a division other than DHM2. If the IND remains with the DO, our withdrawal of the SPA and our transfer request could adversely affect the DO’s review of ADX-2191. If the IND is transferred, the new division will not be bound by any prior agreement or position of the DO, may disagree with the trial design or with positions the DO previously took, and may recommend different or additional trials, data, or analyses. The FDA has previously recommended trials for ADX-2191 for the treatment of proliferative vitreoretinopathy that we did not deem feasible, which led us to cease development in that indication, and we may reach a similar conclusion regarding the development of ADX-2191 for the treatment of PVRL.

While the jurisdictional request is pending, we do not expect to initiate the planned trial, and we expect that the clinical program for ADX-2191 for the treatment of PVRL will need to be redesigned. Any redesigned trial (or trials) may be larger, longer or more costly; may be more difficult to enroll given the rarity of PVRL; and could delay or prevent our ability to obtain the orphan drug exclusivity that may be available under the orphan drug designation we hold for ADX-2191 in PVRL, including if another methotrexate-based product obtains approval and orphan drug exclusivity for the same indication first.

Any of these outcomes could delay or prevent an NDA resubmission for, or approval of, ADX-2191 in PVRL; increase our costs; shorten our projected cash runway; require us to raise additional capital sooner than expected; and materially harm our business, financial condition, results of operations and stock price.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s review jurisdiction request, the potential transfer of the ADX-2191 IND, the regulatory path for and timing of development of ADX-2191 in PVRL, the planned clinical trial, and the potential effects of these matters on the Company’s other programs, costs and cash runway. These statements are subject to risks and uncertainties, including those described above and under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, that could cause actual results to differ materially. Forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update them except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
Name:	Todd C. Brady, M.D., Ph.D.
Title:	Chief Executive Officer

Dated November 9, 2026